SCHEDULE 14A

Information Required in Proxy Statement

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934

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ADCARE HEALTH SYSTEMS, INC.

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ADCARE HEALTH SYSTEMS, INC.

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

to be held

June 4, 2010

and

PROXY STATEMENT

IMPORTANT

Please mark, sign and date your proxy
and promptly return it in the enclosed envelope.

ADCARE HEALTH SYSTEMS, INC.
5057 Troy Road
Springfield, Ohio  45502-9032
(937) 964-8974

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON JUNE 4, 2010

April 21, 2010

To Our Shareholders:

The Annual Meeting of Shareholders of AdCare Health Systems, Inc. (the “Company”) will be held at 1536 Villa Road, Springfield, Ohio 45503, on June 4, 2010, at 10:00 a.m. local time, for the following purposes:

1.

To amend our Articles of Incorporation to (i) increase the number of authorized shares of common stock, no par value, from 14,500,000 shares presently authorized to 29,000,000 shares, and (ii) to increase the number of authorized shares of preferred stock, no par value, from 500,000 shares presently authorized to 1,000,000 shares;

2.

To elect six (6) directors of the Company to serve for varying terms expiring at the Annual Meeting of Shareholders to be held in 2011, 2012 and 2013;

3.

To ratify the selection of our independent registered public accounting firm for the year ended December 31, 2009;

4.

To transact any other business which may properly come before the meeting or any adjournment thereof.

Accompanying this Notice of Annual Meeting is a form of a Proxy, Proxy Statement, and a copy of the Company’s Form 10-K Annual Report for the year ended December 31, 2009, all to be mailed on or about April 21, 2010.

Our Board of Directors has fixed April 15, 2010, as the record date for the determination of shareholders entitled to notice and to vote at the annual meeting and any adjournment thereof.  A list of shareholders will be available for examination by any shareholder at the annual meeting and for a period of 10 days before the annual meeting at our executive offices.

You will be most welcome at the annual meeting and we hope you can attend.  Our directors and officers are expected to be present to answer your questions and to discuss the Company’s business.

We urge you to execute and return the enclosed proxy as soon as possible so that your shares may be voted in accordance with your wishes.  If you attend the annual meeting, you may cast your vote in person and your proxy will not be used.  If your shares are held in an account at a brokerage firm or bank, you must instruct them on how to vote your shares.

By Order of the Board of Directors,

Carol Groeber
Secretary

ADCARE HEALTH SYSTEMS, INC.

5057 Troy Road
Springfield, Ohio  45502-9032

___________________________

PROXY STATEMENT

_______________________

ANNUAL MEETING OF SHAREHOLDERS

June 4, 2010

___________________________

This proxy statement is furnished to the shareholders of AdCare Health Systems, Inc., an Ohio corporation (the “Company”), in connection with the solicitation of proxies to be used in voting at the Annual Meeting of Shareholders to be held at 1536 Villa Road, Springfield, Ohio 45503 on June 4, 2010 at 10:00 a.m., and at any adjournment or postponement thereof (the “Annual Meeting”). The enclosed proxy is being solicited by our Board of Directors.  This proxy statement and the enclosed proxy will be first sent or given to our shareholders on approximately April 21, 2010.

We will bear the cost of the solicitation of proxies, including the charges and expenses of brokerage firms and others for forwarding solicitation material to beneficial owners of stock.  Representatives of the Company may solicit proxies by mail, telegram, telephone, fax, or personal interview.

The shares represented by the accompanying proxy will be voted as directed if the proxy is properly signed and received by us prior to the Annual Meeting.  If no directions are made to the contrary, the proxy will be voted FOR the amendment to the Company’s Articles of Incorporation to (i) increase the number of authorized shares of common stock, no par value, from 14,500,00 shares presently authorized to 29,000,000 shares, and (ii) to increase the number of shares of preferred stock, no par value, from 500,000 shares presently authorized to 1,000,000 shares, FOR the election of Christopher Brogdon, Laurence E. Sturtz and Peter J. Hackett as directors of the Company for three (3) year terms expiring at the Annual Meeting in 2013, FOR the election of Jeffrey L. Levine as director of the Company for a two (2) year term expiring at the Annual Meeting in 2012, FOR the election of Joshua J. McClellan and Boyd P. Gentry as directors of the Company for one (1) year terms expiring at the annual meeting in 2011 and FOR the ratification of Batelle & Batelle LLP as our independent registered public accounting firm for the year ended December 31, 2009, and to transact such other business as may properly come before the meeting or any adjournment thereof.  Any shareholder voting the accompanying proxy has the power to revoke it at any time before its exercise by giving notice of revocation to us, by duly executing and delivering to us a proxy card bearing a later date, or by voting in person at the annual meeting.  The officers, directors, and nominees for directors of the Company are the beneficial owners of 40.1% of the Company’s issued and outstanding shares.  The officers, directors and nominees for directors of the Company have indicated that they will vote in favor of each nominee for director and in favor of the issuance of warrants to officers and directors of the Company.

Only holders of record of our common stock at the close of business on April 15, 2010 will be entitled to vote at the Annual Meeting.  At that time, we had 5,360,006 shares of common stock outstanding and entitled to vote.  Each share of our common stock outstanding on the record date entitles the holder to one vote on each matter submitted at the Annual Meeting.

The presence, in person or by proxy, of one-third of the outstanding shares of our common stock is necessary to constitute a quorum for the transaction of business at the Annual Meeting.  Abstentions and broker non-votes will be counted for purposes of determining the presence or absence of a quorum.  Broker non-votes occur when brokers, who hold their customers’ shares in street name, sign and submit proxy for such shares and vote such shares on some matters, but not others.  Typically, this would occur when brokers have not received any instruction from their customers, in which case the brokers, as the holders of record, are permitted to vote on “routine” matters.

The election of the director nominees requires the favorable vote of a plurality of all votes cast by the holders of our common stock at a meeting at which a quorum is present.  The amendment of our Articles requires the affirmation vote of a majority of common stock present and entitled to vote on this matter.

INCREASE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK

The Board of Directors proposes and recommends the approval of an amendment to the Company’s Articles of Incorporation to (i) increase the number of authorized shares of common stock, no par value, from 14,500,000 shares presently authorized to 29,000,000 shares, and (ii) to increase the number of authorized shares of preferred stock, no par value, from 500,000 shares presently authorized to 1,000,000 shares.  Accordingly, the Board proposes to amend Article Fourth of the Company’s Articles of Incorporation to read in its entirety as follows:

“FOURTH: The number of shares which the corporation is authorized to have outstanding is: 30,000,000, divided into two classes consisting of (1) 29,000,000 shares, no par value, common, and (2) 1,000,000 shares of Serial Preferred, which Serial Preferred Shares may be issued for any purpose and for such consideration as may be fixed from time to time by the Board of Directors without further approval from the shareholders except where required by law.”

If the proposed amendment is adopted, the Company intends to file a Certificate of Amendment to its Articles of Incorporation on or about June 5, 2010.

The Board has determined that the proposal to increase the number of shares of authorized stock is desirable and in the stockholders’ best interest because it would provide the Company with the ability to support its present capital needs and future anticipated growth and would provide the Company with the flexibility to consider and respond to future business opportunities and needs as they arise, including equity offerings, acquisitions, stock dividends, issuances under stock incentive plans and other corporate purposes.  The availability of additional shares of stock would permit the Company to undertake certain of the foregoing actions without the delay and expense associated with holding a special meeting of shareholders to obtain shareholder approval each time such an opportunity arises that would require the issuance of shares of our common stock.

The additional shares of stock for which authorization is sought would have the same par value and the same voting rights and rights to dividends and other distributions that will be identical in all respects to the shares of our stock now authorized.  The preferred stock to be authorized is commonly referred to as “blank check” preferred stock because our Board of Directors has broad authority to determine voting, dividend, conversion, participating, and other special rights and qualifications with respect to such stock.  The proposed amendment would not change the terms of our stock nor would it affect the rights of the holders of currently issued and outstanding shares of our stock.  If this proposal is approved, the additional shares of our stock may be issued from time to time upon authorization of our Board, without further approval by our shareholders, unless otherwise required by applicable law, and for the consideration that our Board may determine is appropriate and as may be permitted by applicable law.  The authorization of the additional shares of our stock sought by this proposal would not have any immediately dilutive effect on the proportionate voting power or other rights of our existing shareholders.  To the extent that the additional authorized shares of our stock are issued in the future, however, they may decrease the existing shareholders’ percentage equity ownership and, depending on the price at which they are issued, could be dilutive to existing shareholders.

As of March 31, 2010, of the 14,500,000 shares of common stock presently authorized, a total of 5,360,006 shares were issued and outstanding, no shares were held in the Company’s treasury.  There are currently no shares of preferred stock issued and outstanding.

The affirmative vote of holders of a majority of the outstanding shares of common stock authorized to vote on this proposal is required for adoption of the proposed amendment to the Company’s Articles of Incorporation.  The failure to vote, abstentions and broker non-votes will have the same effect as a vote against this proposal, although abstentions and broker non-votes will be counted as “present” for purposes of determining a quorum.

THE BOARD UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” THIS PROPOSAL TO AMEND ARTICLE FOURTH OF OUR ARTICLES OF INCORPORATION TO (I) INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK FROM 14,500,000 SHARES TO 29,000,000 SHARES, AND (II) TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF PREFERRED STOCK FROM 500,000 SHARES TO 1,000,000 SHARES.

ELECTION OF DIRECTORS

Our Articles of Incorporation, as amended, provides that the number of directors shall be fixed at nine (9) with three (3) directors to be elected each year to serve a three (3) year term.  At the 2007 Annual Meeting, Jeffrey L. Levine, Laurence E. Sturtz and Peter J. Hackett were elected as directors for three (3) year terms expiring in 2010. At the 2008 Annual Shareholder Meeting, Phillip S. Radcliffe and Merle Grace Kearns were elected as directors for three (3) year terms expiring in 2011.  At the 2009 Annual Shareholder Meeting, David A. Tenwick and Gary L. Wade were elected as directors for three (3) year terms expiring in 2012.  On March 30, 2009, Merle Grace Kearns submitted her resignation as a director for personal reasons.  On September 24, 2009, the Board decided to increase the number of directors from six (6) to seven (7) and authorized the appointment of Christopher Brogdon to serve as the seventh (7th) director until the next annual election of directors by the shareholders of the Company.  On December 23, 2009, the Board decided to increase the number of directors from seven (7) to nine (9) and authorized the appointment of Joshua J. McClellan and Boyd P. Gentry as the eighth (8th) and ninth (9th) directors until the next annual election of directors by the shareholders of the Company.  At the June 4, 2010 meeting of shareholders, (i) directors, Christopher Brogdon Laurence E. Sturtz and Peter J. Hackett, have been nominated for three (3) year terms expiring in 2013, (ii)  director, Jeffrey L. Levine, has been nominated for a two (2) year term expiring in 2012, and (iii) directors, Joshua J. McClellan and Boyd P. Gentry, have been nominated for one (1) year terms expiring in 2011.

It is intended that, unless otherwise directed, the shares represented by the enclosed proxy will be voted FOR the election of Christopher Brogdon, Laurence E. Sturtz and Peter J. Hackett as directors of the Company for three (3) year terms expiring at the Annual Meeting in 2013, FOR the election of Jeffrey L. Levine as director of the Company for a two (2) year term expiring at the Annual Meeting in 2012, and FOR the election of Joshua J. McClellan and Boyd P. Gentry as directors of the Company for one (1) year terms expiring at the Annual Meeting in 2011.

THE BOARD UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” THIS PROPOSAL TO ELECT THE FOLLOWING NOMINEES FOR DIRECTOR.

The following table sets forth each nominee’s name, age, and his position with the Company:

Name	Age	Position Held	Term Expiring
Christopher Brogdon	61	Director, Vice-Chairman & Chief Acquisitions Officer	2013
Peter J. Hackett	72	Director	2013

Laurence E. Sturtz	67	Director	2013
Jeffrey L. Levine	58	Director	2012
Boyd P. Gentry	51	Director	2011
Joshua J. McClellan	37	Director	2011

Christopher Brogdon.  Mr. Brogdon was appointed by existing Board members to the Board in September 2009 and currently serves as the Company’s Vice-Chairman and Chief Acquisitions Officer.  Mr. Brogdon brings to AdCare more than 20 years of experience in the nursing home, assisted living and retirement community.  Mr. Brogdon previously served as Chairman of the Board of NYSE-listed Retirement Care Associates (RCA) and NASDAQ-listed Contour Medical.  While under his direction, RCA expanded from 3 to 120 facilities and increased annual revenue from $1M to more than $350M.  RCA was eventually acquired by Sun Healthcare for more than $350M.  While under his direction, Contour Medical achieved a seven-fold increase in revenue – from $5M to $35M – and was eventually sold at a price of $12 per share, up from $1 per share when Brogdon assumed the Chairmanship.  Since 1998, Mr. Brogdon has owned and operated Brogdon Family LLC which owns and operates nursing homes, assisted living facilities and restaurants.

Peter J. Hackett.  Mr. Hackett was appointed to the Board in May 2005.  The existing directors appointed Mr. Hackett and he was elected by the shareholders at the June 2007 annual meeting.  Mr. Hackett is a certified public accountant who received his Bachelor of Arts degree from the University of Notre Dame and his Master of Arts degree from The Ohio State University in 1959 and 1965, respectively.  Mr. Hackett was a stockholder in the accounting firm of Clark, Schaefer, & Hackett & Co. from 1962 to 2003.  Mr. Hackett served as a CEO of Clark, Schaefer, & Hackett & Co. from 1991 to 1999 and was Chairman from 1999 to 2003.  Mr. Hackett currently acts as a consultant for Clark, Schaefer, & Hackett & Co.  Mr. Hackett is a member of the American Institute of Certified Public Accountants and the Ohio Society of Certified Public Accountants.  Mr. Hackett was a board member of Mercy Medical Center from 1972 to 1995.  Mr. Hackett is also involved in numerous civic and charitable affiliations in the Springfield, Ohio area.

Laurence E. Sturtz.  Mr. Sturtz was appointed to the Board in June 2005.  The existing directors appointed Mr. Sturtz who was elected by the stockholders at the December 2005 annual meeting.  Mr. Sturtz is a retired attorney at law.  He received his Bachelor of Arts degree, majoring in economics, and his Juris Doctor degree from The Ohio State University, graduating in 1964 and 1967, respectively.  Mr. Sturtz was admitted to practice before the United States Supreme Court and had five cases before that body over the years.  Mr. Sturtz was a prominent trial lawyer in Columbus, Ohio and also specialized in representing companies of all sizes until his retirement in 2002.  Mr. Sturtz left the private practice of law for six years (1982-1988) and served as Vice President and General Counsel, and then President and Chief Executive Officer of Strata Corporation, a public company based in Columbus, Ohio.  In 1988, Mr. Sturtz returned to the private practice of law and became the senior litigator with the firm of Carlile Patchen & Murphy.  Mr. Sturtz has been a Board Member of Advanced Biological Marketing, Inc. for more than five years, and was Chairman of the Board of The Language Access Network (“TLAN”) from March, 2006 until December 2007.  Mr. Sturtz currently works as a mediator and arbitrator in Florida and Ohio.

Jeffrey L. Levine.  Mr. Levine was elected to the Board of Directors at the December 2005 stockholder meeting.  He also served as a director of the Company from its organization in 1991 until 2003.  Mr. Levine received his BS in business from Miami University in 1973 and his Juris Doctorate from Capital University Law School in 1976.  He has been an industrial and commercial real estate broker from 1975 to present.  He is the President of the Levine Real Estate Company and is the past President of Larry Stein Realty.  Mr. Levine has extensive experience in negotiating and appraising commercial and investment real estate.  Mr. Levine has served as an officer and director on several private and public real estate companies and financial institutions.  He is a member of the National Association of Realtors, the Ohio State Bar Association and the Florida State Bar Association.

Boyd P. Gentry.  Mr. Gentry was appointed by existing Board members to the Board in December 2009.  Mr. Gentry was employed by Mariner Health Care, Inc., a former NYSE publicly held long-term health care provider with $2B in annual revenue, from 1995 to 2007, and promoted to CFO subsequent to its 2004 going private transaction sponsored by National Senior Care.  He transitioned to an ongoing consulting role for Mariner in September 2007 when he was recruited to Millenium Pharmacy Systems, Inc. as CFO.  He remained with Millenium until 2009 and rejoined Mariner Health Care, Inc. as its President in April of 2010.  From 1982 until 1995, Mr. Gentry was employed with Bank of America and its predecessors with various financial responsibilities as Senior Vice President.  Mr. Gentry received his BA in Economics from Knox College in Galesburg, Illinois and his MBA in Finance and Accounting from Southern Methodist University in Dallas, Texas.

Joshua J. McClellan.  Mr. McClellan was appointed by existing Board members to the Board in December 2009.   Mr. McClellan spent from 1996 until 2006 as Founder and President of McClellan Health Systems, Inc., located in northwest Ohio.  Through acquisitions and development, he grew his company from a single, skilled nursing facility to a large regional healthcare provider for over 650 residents which he sold in June, 2006 for $53M.  He is now developing and has under construction a large rehab facility which when completed will have the capacity to provide rehabilitation and other medical services to approximately 100 residents.  Mr. McClellan received his BS from Ohio State University and his MBA from the University of Findlay in Findlay, Ohio.

INFORMATION CONCERNING THE BOARD OF DIRECTORS, EXECUTIVE OFFICERS AND PRINCIPAL SHAREHOLDERS

Board Leadership and Structure

Our Board of Directors believes that the purpose of corporate governance is to ensure that we maximize shareholder value in a manner consistent with legal requirements and the highest standards of integrity.  The Board has adopted and adheres to corporate governance practices which the Board and senior management believe promote our corporate purposes, are sound and represent best practices.  We continually review these governance practices to make sure we comply with state and Federal laws.

Our Board of Directors oversees all business, property and affairs of the Company.  Our officers keep the members of the Board informed of our business through discussions at Board meetings and by providing them with reports and other materials.

Risk Oversight

Our Board of Directors oversees an enterprise-wide approach to risk management, designed to support the achievement of organizational objectives, including strategic objectives, to improve long-term organizational performance and enhance shareholder value. A fundamental part of risk management is not only understanding the risks a company faces and what steps management is taking to manage those risks, but also understanding what level of risk is appropriate for the company. The involvement of the full Board of Directors in setting the Company’s business strategy is a key part of its assessment of management’s appetite for risk and also a determination of what constitutes an appropriate level of risk for the Company.  Risk is assessed throughout the business, focusing on three primary areas of risk: financial risk, legal/compliance risk and operational/strategic risk.

While the Board of Directors has the ultimate oversight responsibility for the risk management process, various committees of the Board also have responsibility for risk management. In particular, the Audit Committee focuses on financial risk, including internal controls, and receives an annual risk assessment report from the Company’s internal auditors.   In addition, in setting compensation, the Compensation Committee strives to create a combination of near term and is working on longer term incentives that encourage a level of risk-taking behavior consistent with the Company’s business strategy.

Meetings and Compensation of the Board of Directors

Our Board of Directors had a total of four (4) meetings during the year ended December 31, 2009.  During 2009, all but two (2) directors attended all of the meetings of the Board of Directors. The two directors missed one meeting each. Additionally, all directors attended all meetings held by all committees of the Board of Directors, on which he served.  Directors who are not employed by us received $1,000 for each meeting attended in person and $500 for each meeting attended via conference call.  During the first two calendar quarters of 2010, our Board of Directors had a total of two (2) meetings. All directors attended all meetings.  Additionally, all directors who served on committees of the Board of Directors attended all meetings of such committees during the first two calendar quarters of 2010.

Shareholder Communication

Our Board of Directors welcomes communications from shareholders.  Shareholders may send communications to the Board of Directors or to any director in particular, c/o Carol Groeber, AdCare Health Systems, Inc., 5057 Troy Road, Springfield, Ohio 45502-9032.  Any correspondence addressed to the Board of Directors or to any one of our directors in care of our offices (or by email to carolg@adcarehealth.com) will be forwarded to the addressee without review by management.

Committees of the Board of Directors

We have an Audit Committee, a Compensation Committee and an Executive Committee.

The Audit Committee has the responsibility of reviewing our financial statements, evaluating internal accounting controls, reviewing reports of regulatory authorities and determining that all audits and examinations required by law are performed.  The Audit Committee also approves the appointment of the independent auditors for the next fiscal year, approves the services to be provided by the independent auditors and the fees for such services, reviews and approves the auditor’s audit plans, review and reports upon various matters affecting the independence of the independent auditors and review, with the independent auditors the results of the audit and management’s responses.

The Audit Committee was established in December, 2005 and was comprised of Messrs. Hackett, Levine and Sturtz during 2009.  All of the members of the Audit Committee will be considered “independent,” as independence for Audit Committee members is defined in applicable rules of the NYSE Amex listing standards and the rules of the SEC.  The Board of Directors has designated Peter J. Hackett as Chairman of the Audit Committee and as “audit committee financial expert” as defined by Item 401(e) of Regulations S-B of the Exchange Act.

The Compensation Committee was established in 1995, and a charter was adopted in December, 2005.  During 2009, this committee was comprised of Messrs. Radcliffe, Sturtz and Levine.  Our Compensation Committee is responsible for establishing our compensation plans.  Its duties include the development with management of benefit plans for our employees, the formulation of bonus plans, and incentive compensation packages.  The Board of Directors has designated Philip S. Radcliffe as Chairman of the Compensation Committee.

The Executive Committee was established in 1991 in order to take actions necessary between the meetings of the Board of Directors.  The Executive Committee is authorized to exercise all the powers of the Board of Directors and the management and business affairs of the Company, other than that of filling vacancies among the Directors or any Committee of the Board of Directors.  During 2009, the Executive Committee was comprised of Messrs. Tenwick, Wade and Hackett and the Board expects to add Christopher Brogdon to the Executive Committee following the 2010 annual shareholder meeting.

The Board of Directors has no standing nominating committee.  We believe that, as a result of the role of the independent directors, as described below, it is not necessary to have a separate nominating committee at this time.  Six of our nine current Directors, Messrs. Hackett, Levine, Radcliffe, Sturtz, McClellan and

Gentry are independent as determined utilizing the standards for director “independence” set forth in applicable rules of the NYSE Amex listing standards.  The independent members of the Board select nominees for election as Directors by majority vote.  In selecting nominees for Director, the Board does not operate pursuant to a charter.

In selecting Director nominees, the Board considers, among other factors, the existing composition of the Board and their evaluation of the mix of Board members appropriate for the perceived needs of AdCare.  The Board believes that continuity in leadership and Board tenure maximizes the Board’s ability to exercise meaningful Board oversight.  Because qualified incumbent Directors are generally uniquely positioned to provide shareholders the benefit of continuity of leadership and seasoned judgment gained through experience as a Director, the Board will generally consider as potential candidates those incumbent Directors interested in standing for re-election who they believe has satisfied Director performance expectations, including regular attendance at, preparation for and meaningful participation in Board and committee meetings. The Board seeks nominees with a broad diversity of experiences, professions, skills and backgrounds.  Nominees are not discriminated against on the basis of race, religion, national origin, sexual orientation, disability or any other basis proscribed by law.

Compensation Committee Interlocks and Insider Participation

None of our executive officers has served:

•

as a member of the compensation committee of another entity which has had an executive officer who has served on our compensation committee;

•

as a director of another entity which has had an executive officer who has served on our compensation committee; or

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as a member of the compensation committee of another entity which has had an executive officer who has served as one of our directors.

The Board of Directors will consider the recommendations of shareholders regarding potential director candidates.  In order for shareholder recommendations regarding possible director candidates to be considered by the Board of Directors:

•

such recommendations must be provided to the Board of Directors c/o AdCare Health Systems, inc., 5057 Troy Road, Springfield, Ohio 45502-9032, in writing at least 120 days prior to the date of the next scheduled annual meeting;

•

the nominating shareholder must meet the eligibility requirements to submit a valid shareholder proposal under Rule 14a-8 of the Securities Exchange Act of 1934, as amended; and

•

the shareholder must describe the qualifications, attributes, skills or other qualities of the recommended director candidate.

Purpose of the Compensation Committee of the Board of Directors and Committee Report

The Compensation Committee of the Board of Directors advises the Board with respect to the compensation of each senior executive and Board of Director member.  The Committee is also charged with the oversight of compensation plans and practices for all employees of the Company.  The Committee relies upon data purchased for the purpose of providing information on organizations of similar or larger scale engaged in similar activities.  The purpose of the Committee’s activity is to assure that the Company’s resources are used appropriately to recruit and maintain competent and talented executives and employees able to operate and grow the Company successfully.

Presently, the Committee has determined that low executive compensation, based upon the data we have examined on comparable operations, poses some risk to the Company.  If, for any reason, the Company had to replace any of our current four senior executives or expand our executive staff, the Company could reasonably expect to experience a significant increase in executive expenses in order to attract competent persons with executive qualifications from organizations engaged in like activities.  Based upon its review and the discussions referred to herein the Committee has further recommended to the Board of Directors that the disclosure of compensation paid or awarded to executive officers and directors as required by Item 402 of Regulation S-K be disclosed pursuant to the filing of this proxy statement.

Phillip S. Radcliffe – Chairman

Laurence E. Sturtz

Jeffrey Levine

Indemnification of Directors and Officers

Our Articles of Incorporation and Code of Regulations limit the liability of officers and directors to the extent currently permitted by the Ohio Revised Code.

While indemnification for liabilities under the Securities Act of 1933 is permitted to our directors, officers, and controlling people, we have been advised that, in the opinion of the Securities and Exchange Commission, indemnification is against public policy as expressed in the Act and is, therefore, unenforceable.  In the event that a claim of indemnification against such liabilities (other than our payment of expenses incurred or paid by one of our directors, officers, or controlling people in a successful defense of any action, suit, or proceeding) is asserted by such director, officer, or controlling person in connection with our securities, we will, unless in the opinion of our counsel the matter has been settled by controlling precedent, ask a court of appropriate jurisdiction to decide whether or not such indemnification is against  public policy as expressed in the Act. We will be governed by the final adjudication of the issue.

Report of Audit Committee of the Board of Directors

The Audit Committee consults with our Chief Financial Officer and other key members of our management and with our independent auditors with regard to the plan of audit; reviews, in consultation with the independent auditors, their report of audit, or proposed report of audit and the accompanying management letter, if any; and consults with our Chief Financial Officer and other key members of our management and with our independent auditors with respect to the adequacy of the internal accounting controls.

In fulfilling its responsibilities, the Audit Committee selected Battelle & Battelle LLP as our independent accountants for purposes of auditing our financial statements for 2009.  The Audit Committee has reviewed and discussed with management and the independent auditors our audited financial statements; discussed with the independent auditors the matters required to be disclosed by Codification of Statements on Auditing Standards No. 61, as amended; received the written disclosures and the letter from the independent auditors required by Independence Standards Board Standard No. 1; and discussed with the independent accountants their independence from our Company.

Based on the reviews and discussions with management and Battelle & Battelle LLP, the Audit Committee recommended to the Board of Directors that our audited consolidated financial statements be included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2009, filed with the Securities and Exchange Commission.

The Board of Directors evaluated the independence of each member of the Audit Committee.  As part of its evaluation, the Board of Directors determined, in the exercise of its business judgment, that Messrs. Hackett, Levine and Sturtz are independent under NYSE Amex standards and are financially literate each in his own capacity.

Based upon the work and the information received in the inquiries outlined above, the Audit Committee is satisfied that its responsibilities for the period ended December 31, 2009, were met and that our financial reporting and audit processes are functioning effectively.

Submitted by the Audit Committee of the Board of Directors

Peter J. Hackett
Jeffrey Levine
Laurence Sturtz

MANAGEMENT

Executive Officers and Directors

The following table sets forth certain information with respect to our executive officers and directors.  We have historically separated the function of Chairman of the Board and Chief Executive Officer as we believe that the Company is better served by these functions being performed by separate individuals.

Name	Age	Position
David A. Tenwick(1)	72	Director, Chairman of the Board
Gary L. Wade(1)	73	Director, President, CEO
Christopher Brogdon	61	Director, Vice-Chairman, Chief Acquisitions Officer
Boyd P. Gentry	51	Director
Peter J. Hackett(1)	72	Director
Jeffrey Levine	58	Director
Joshua J. McClellan	37	Director
Philip S. Radcliffe	73	Director
Laurence E. Sturtz	67	Director
Scott Cunningham	42	Chief Financial Officer
Carol Groeber	53	Secretary
Sharon L. Reynolds	64	Senior Vice President of Nursing Home Operations

(1)  Members of the Executive Committee.

Directors are elected at the annual meeting of shareholders and hold office for a term of three (3) years and until their successors are elected and have qualified.  All officers serve at the discretion of the Board of Directors.  The Board has a three-person Executive Committee comprised of David A. Tenwick, Gary L. Wade and Peter J. Hackett.  The Executive Committee is elected by the whole Board of Directors and meets in between regularly-scheduled Board meetings in order to take needed actions.

David A. Tenwick.  Mr. Tenwick, our founder, has served as our Chairman and Director since our organization in August 1991.  Prior to founding our Company, Mr. Tenwick was an independent business consultant from 1982 to 1990.  Through this capacity, he has served as a director and an officer of several businesses, including Douglass Financial Corporation, a surety company, and AmeriCare Health & Retirement, Inc., a long-term care management company.  From 1967 until 1982, Mr. Tenwick was a director and an officer of Nucorp Energy, Inc., a company which he co-founded.  Nucorp Energy was a public company which invested in oil and gas properties and commercial and residential real estate.  Prior to founding Nucorp, he was an enforcement attorney for the United States Securities and Exchange Commission.  Mr. Tenwick is a member of the Ohio State Bar Association and was a founding member of the Ohio Assisted Living Association, an association that promotes high quality assisted living throughout the State of Ohio.  Mr. Tenwick earned his Bachelor of Business Administration (BBA) and Juris Doctor (JD) degrees from the University of Cincinnati in 1960 and 1962, respectively.

Gary L. Wade.  Mr. Wade has been a director and our President since 1995 and became CEO in 1998.  In 1988 Mr. Wade was a co-founder of AdCare Health Systems, Inc., whose assets we acquired in 1995.  Prior to that, he served as the Chief Executive Officer and President of St. John’s Mercy from 1980 to 1989 and was responsible for the development and operation of Oakwood Village Retirement Community in 1987, a 230-unit continuing care retirement community, and the operation of St. John’s Center, a sub-acute long-term care facility.  His extensive experience in health care also includes work with chemical abuse treatment programming and the care for Alzheimer’s patients.  Mr. Wade earned his undergraduate degree at Ohio University and his M.B.A. from Xavier University, where he specialized in hospital and health care administration.  He is a past Chairman of the Ohio Assisted Living Association and served on the Government Relations and Health Care committees of the Association of Ohio Philanthropic Homes.

Philip S. Radcliffe.  Mr. Radcliffe has been a director of the Company since it was organized in 1991.  Mr. Radcliffe has spent his entire career in the industrial computer industry.  Through the 1960s, Mr. Radcliffe was employed by IBM and then the Westinghouse Electric Company in their Computer and Instruments Division.  Mr. Radcliffe then became an entrepreneur in the computer industry and has participated in the startup of an industrial systems integration supplier.  Over a ten year period his firm grew to more than 100 professional employees with revenues in excess of 10 million dollars per year.  Mr. Radcliffe served as the Chief Financial Officer of this company and was involved in the company becoming public where he coordinated SEC reporting requirements.  In 1980, Mr. Radcliffe stated his own virtual company in the Washington D.C. area providing turnkey data acquisition and control systems to the industry and the government.  Since 1992 Mr. Radcliffe has assisted several early stage hi-tech companies in developing their business plans, locating funds and providing executive oversight and mentoring.  Mr. Radcliffe has served as a mentor for the Dingman School of Entrepreneurship, affiliated with the University of Maryland, School of Business.  Mr. Radcliffe received his degree from Baldwin Wallace College in 1959.

Other than Messrs. Tenwick, Wade and Brogdon who are also directors, the following persons serve as executive officers of the Company:

Scott Cunningham.    Mr. Cunningham has served as our CFO since 2004.  Mr. Cunningham joined us in June 1992 as Director of Business Services at one of the nursing facilities that we manage. He became Corporate Controller in September 1997, was appointed Corporate Treasurer in August 1998, and Vice President of Finance in August 1999.  Mr. Cunningham graduated from Wright State University in 1990 with a Bachelor of Science degree in Business, majoring in both Accounting and Finance.

Carol Groeber.  Ms. Groeber has served as Corporate Secretary since 1998.  Ms. Groeber joined AdCare in 1994 and is the Vice President of Human Resources and Information Systems. From 1979 to 1992 she was employed by Credit Life Insurance Company where her responsibilities included being Director of the Premium Division. She received an Associate degree in Business, majoring in Accounting from Clark State College in 1976.  Her background in accounting, business operations, human resources and systems afford her the expertise to establish and train new clients, assist in development projects, and play an active role in Corporate Compliance.

Sharon L. Reynolds.  Ms. Reynolds has served as our Senior Vice President of Nursing Home Operations since 1997.  From 1985 to 1997, Ms. Reynolds was in charge of running Northland Terrace, 260-bed nursing home facility located in Columbus, Ohio.  From 1972 until 1985, she has been an administrator of several nursing homes, mostly located in the greater Columbus, Ohio area.  Ms. Reynolds has directed the development and implementation of numerous specialized programs for patients with complex medical conditions during her career, and has been a speaker at a number of national health conventions.  She is a graduate of Franklin University where she earned her BS and MBA in 1980 and 1999, respectively.

Ownership of Common Stock by Directors and Executive Officers

The following table sets forth, as of March 31, 2010, the beneficial ownership of our common stock by each of our directors, each executive officer named in the Summary Compensation Table, and by all directors and executive officers as a group.

Names and Address	Number	Percent of Total
David A. Tenwick 8503 Misty Woods Circle Powell, OH 43065	624,558(1)	11.0%
Gary L. Wade 5057 Troy Road Springfield, OH 45502	394,105(2)	7.1%
Scott Cunningham 5057 Troy Road Springfield, OH 45502	27,413(3)	*
Sharon Reynolds 5057 Troy Road Springfield, Ohio 45502	16,720(4)	*
Carol Groeber 3018 Colony Lane Springfield, OH 45503	13,101(5)	*
Philip S. Radcliffe 5057 Troy Road Springfield, OH 45502	37,037(6)	*
Laurence E. Sturtz 3421 Pointe Creek Court, Apt # 106 Bonita Springs, FL 34134	81,854(7)	1.5%
Jeffrey Levine 2615 Dunhollow Drive Springfield, OH 45503	18,800(8)	*
Peter J. Hackett 505 West Home Road Springfield, OH 45504	33,890(9)	*
Christopher Brogdon 345 Heards Ferry Road N.W. Atlanta, GA 30328	1,183,629(10)	19.3%

Joshua J. McClellan 8442 Strawberry Lane Niwot, CO 80305	235,282	4.4%
Boyd P. Gentry 84 Palisades Road Atlanta, GA 30309	25,000(11)	*
All Directors and Officers as a Group	2,740,041	40.1%
*Less than 1%

(1)

Includes 4,800 options which are exercisable at $2.50 per share, 6,000 options at $1.50 per share, 3,000 warrants to purchase shares of common stock at $2.50 per share and 94,567 warrants at $1.21 per share and 94,567 warrants at $2.25 per share, 94,567 warrants at $3.00 per share.

(2)

Includes 40,000 warrants and 4,800 options which are exercisable at $2.50 per share, 2,000 warrants exercisable at $2.50 per share, 50,866 warrants at $1.21 per share, 50,866 warrants at $2.25 per share, 50,866 warrants at $3.00 per share and 6,000 options at $1.50 per share.

 (3)

Includes 9,600 options which are exercisable at $2.50 per share, 6,000 options at $1.50 per share, 1,760 warrants to purchase shares of common stock at $1.21 per share, 1,760 warrants at $2.25 per share, 1,760 warrants at $3.00 per share and 8,333 warrants at $3.00.

(4)

Includes 2,640 options which are exercisable at $2.50 per share, 4,200 options at $1.50 per share, 1,520 warrants to purchase shares of common stock at $1.21 per share, 1,520 warrants at $2.25 per share, 1,520 warrants at $3.00 and 8,333 warrants at$3.00 per share.

(5)

Includes 2,640 options which are exercisable at $2.50 per share, 4,200 options at $1.50 per share, 1,520 warrants to purchase shares of common stock at $1.21 per share, 1,520 warrants at $2.25 per share, 1,520 warrants at $3.00 and 8,333 warrants at$3.00 per share.

(6)

Includes 1,200 options which are exercisable at $2.50 per share, 4,200 options at $1.50 per share, 1,000 warrants to purchase shares of common stock at $2.50 per share, 4,450 warrants at $1.21 per share, 4,450 warrants at $2.25 per share and 4,450 warrants at $3.00 per share.

(7)

Includes 8,000 options which are exercisable at $2.50 per share, 4,200 options at $1.50 per share, 4,000 warrants exercisable at $2.50 per share, 8,768 warrants at $1.21 per share, 8,768 warrants at $2.25 per share and 8,768 warrants at $3.00 per share.

(8)

Includes 2,106 warrants which are exercisable at 2.50 per share, 4,200 options at $1.50 per share, 2,800 warrants at $1.21 per share, 2,800 warrants at $2.25 per share and 2,800 warrants at $3.00 per share.

(9)

Includes 2,000 warrants which are exercisable at $2.50 per share, 4,200 options at $1.50 per share, 800 warrants at $1.21 per share, 800 warrants at $2.25 per share.

(10)

Includes 313,776 shares held directly by Connie B. Brogdon (his spouse), 475,500 warrants which are currently exercisable by Ms. Brogdon at $2.50 per share, 78,561 shares held by Christopher Brogdon, 85,392 warrants which are currently exercisable by Christopher Brogdon at $2.50 per share, 100,000 warrants which are currently exercisable by Christopher Brogdon at $3.00 per share, 16,500 shares held by Ms. Brogdon as custodian for the benefit of a minor child and 113,900 warrants which are currently exercisable by Ms. Brogdon at $2.50 for the benefit of a minor child.

(11)

Includes 12,500 warrants currently exercisable at $2.50 per share.

Ownership of Common Stock by Principal Shareholders

The following table sets forth information as of March 31, 2010, relating to the beneficial ownership of common stock by each person known by us to beneficially own more than 5% of our outstanding shares of common stock.

Names and Address	Number	Percent of Total
Ira A. Abrahamson, Jr. 105 West 4th Street, Suite 719 Cincinnati, OH 45202	323,472(1)	6.0%
Connie B. Brogdon 345 Heards Ferry Road N.W. Atlanta, GA 30328	1,183,629(2)	19.3%

(1)

Includes 94,736 warrants which are currently exercisable at $2.50 per share.

(2)

Includes 313,776 shares held directly by Ms. Brogdon, 475,500 warrants which are currently exercisable by Ms. Brogdon at $2.50 per share, 78,561 shares held by Christopher Brogdon (her spouse), 85,392 warrants which are currently exercisable by Christopher Brogdon at $2.50 per share, 100,000 warrants exercisable by Christopher Brogdon at $3.00 per share, 16,500 shares held by Ms. Brogdon as custodian for the benefit of a minor child and 113,900 warrants which are currently exercisable by Ms. Brogdon at $2.50 for the benefit of a minor child.

EQUITY COMPENSATION PLAN INFORMATION

The following table sets forth the amount accrued by us during fiscal year 2009 for services rendered by our named executive officers.  This includes all compensation awarded to, earned by or accrued for the executive officers listed below during the periods in question:

(a) Compensation

SUMMARY COMPENSATION TABLE

Name and principal position	Year	Salary	Bonus	Stock awards	Option awards	Non-equity incentive plan compensation	All other compen-sation (1)	Total
David A. Tenwick, Chairman (PEO)	2009 2008	$157,839 $145,089	$-	$274,243	$89,838	$- $-	$41,735 $34,943	$563,655 $180,032
Gary L. Wade, President, CEO	2009 2008	$152,591 $143,218	$-	$147,511	$60,193	$- $-	$36,735 $30,258	$397,030 $173,476
Scott Cunningham, CFO (PFO)	2009 2008	$126,284 $111,345	$-	$5,104	$27,922	$- $-	$14,842 $10,059	$174,152 $121,404
Sharon Reynolds, Senior VP, Nursing Home Operations	2009 2008	$128,436 $125,954	$-	$4,408	$27,694	$- $-	$23,646 $19,382	$184,184 $145,336
Christopher Brogdon, Vice-Chairman and Chief Acquisitions Officer	2009 2008	$- $-	$- $-	$- $-	$290,754	$- $-	$- $-	$290,754 $-

 (1) Includes an expense allowance of $35,208, $30,208, $10,208 and $17,500 respectively.

Employment Agreements

We entered into employment agreements with Mr. Tenwick, Mr. Wade and Mr. Cunningham.  The employment agreements provided for an initial employment term of three years starting September 1, 2008 and ending September 1, 2011, with base salaries of $150,000, $145,000 and $120,000 respectively, health insurance, vacation and sick leave, a minimum salary increase of five percent per year and inclusion in any option program that we may institute in the future.  In addition, they each participate in the executive expense allowance program and are reimbursed $35,000, $30,000 and $10,000 respectively on an annual basis for expenses incurred in connection with performing duties for the Company.

The employment agreements with Mr. Tenwick, Mr. Wade and Mr. Cunningham each provide that if they are terminated for any reason other than cause (which is defined as dishonesty in transactions with us, material disloyalty and/or the express refusal to perform services for us which may be properly requested), we are required to compensate them from the remaining term of their employment agreement plus one additional year. The employment agreements also provide that if Mr. Tenwick, Mr. Wade or Mr. Cunningham leave voluntarily, or are terminated for cause, they may not compete within the state of Ohio for a period of one year following the termination.  The Company is currently not a party to an employment agreement with Mr. Brogdon.

Stock Incentive Plan

In November, 2007, the Board of Directors of the Company granted warrants to officers and directors of the Company equal to two warrants for every share of stock owned.  The original warrants vested over five years and matured in ten years.  The exercise price of the warrants in each of the five years following the issuance of the warrants was initially determined as follows:  warrants vesting in 2008 were exercisable at $1.21; warrants vesting in 2009 were exercisable at $2.25; warrants vesting in 2010 through 2012 were exercisable at a price equal to the greater of (i) the average closing price of the Company’s common stock on NYSE-Amex exchange during the month of January each year or (ii) $3.00.  The issuance of these Warrants was approved at a Special Meeting of the Shareholders on August 15, 2008.  In connection with the Company’s private placement approved by shareholders on November 30, 2009, the Company amended this plan to provide that (i) the unvested Warrants scheduled to vest in 2011 will be exercisable at $4.00 per share, (ii) the unvested Warrants scheduled to vest in 2012 will be eliminated; and (iii) all unexercised warrants would be exercisable on a cashless basis.  The warrants that were to vest in 2012 will be replaced by a like number of Restricted Shares.

In August 2005, we adopted a Stock Option Plan to secure for us and our shareholders the benefits arising from capital stock ownership by our officers, directors, employees, and consultants who are expected to contribute to our future growth and success.  The Option Plan authorizes the grant of options to purchase an aggregate of 200,000 shares of our common stock (adjusted for stock splits) both as “incentive stock options” as that term is defined under Section 422(A) of the Internal Revenue Code of 1986, as amended, and stock options which do not qualify as incentive stock options (“non-qualified stock options”).  The Option Plan provides that the Board of Directors or the Compensation Committee appointed by the Board of Directors may grant options and otherwise administer the Option Plan.  The exercise price of each incentive option must be at least 100% of the fair market value of the shares of our common stock at the date of grant, and no such option may be exercisable for more than ten years after the date of grant.  However, the exercise price of each incentive stock option granted to any shareholder possessing more than 10% of the combined voting power of all classes of our capital stock on the date of grant must be not less than 110% of the fair market value on that date, and no such option may be exercisable more than five years after the date of grant.  The exercise price of each non-qualified stock option may be established by the Compensation Committee.  As of the date of this memorandum, 157,000 incentive stock options and 42,000 non-qualified stock options have been granted at an exercise price of $1.50 per share under the 2005 option plan.  A total of 39,200 of these options have been forfeited due to routine staff attrition.

In August 2004, we adopted a Stock Option Plan to secure for us and our shareholders the benefits arising from capital stock ownership by our officers, directors, employees, and consultants who are expected to contribute to our future growth and success.  The terms and conditions of this plan is exactly the same as the August 2005 Option Plan.  As of the date of this memorandum, 98,200 incentive stock options and 16,000 non-qualified stock options have been granted at an exercise price of $2.50 per share under the 2004 Option Plan. A total of 25,400 of these options have been forfeited due to routine staff attrition and 32,320 have expired.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END
	OPTIONS/WARRANTS AWARDS							STOCK AWARDS
Name and Principal Position	Number of securities underlying unexercised options (#) – exercisable	Number of securities underlying unexercised options (#) – unexercisable	Equity incentive plan awards: number of securities underlying unexercised earned options (#)	Option exercise price	Option expiration date	Number of shares or units of stock that have not vested	Market value of stock that is not vested	Total number of unearned shares, units or other rights that have not vested	Market or payout value of unearned shares, units or other rights that have not vested
Chairman David A. Tenwick	1,600 1,600 1,600 2,000 2,000 2,000 94,566 94,566 94,566	2,000 2,000 94,566	0	2.50 2.50 2.50 1.50 1.50 1.50 1.50 1.50 1.21 2.25 3.00 4.00	8/27/2010 8/27/2011 8/27/2012 5/09/2012 5/09/2013 5/09/2014 5/09/2015 5/09/2016 11/16/2017 11/16/2017 11/16/2017 11/16/2017	98,566	$388,350	$0	$0
President Gary L. Wade	1,600 1,600 1,600 2,000 2,000 2,000 50,866 50,866 50,866 40,000	2,000 2,000 50,866	0	2.50 2.50 2.50 1.50 1.50 1.50 1.50 1.50 1.21 2.25 3.00 4.00 2.50	8/24/2010 8/24/2011 8/24/2012 5/09/2012 5/09/2013 5/09/2014 5/09/2015 5/09/2016 11/16/2017 11/16/2017 11/16/2017 11/16/2017 09/01/2011	54,866	$216,172	0	0
CFO Scott Cunningham	3,200 3,200 3,200 2,000 2,000 2,000 1,760 1,760 1,760 8,333	2,000 2,000 1,760 8,333 8,334	0	2.50 2.50 2.50 1.50 1.50 1.50 1.50 1.50 1.21 2.25 3.00 4.00 3.00 3.00 3.00	8/24/2010 8/24/2011 8/24/2012 5/09/2012 5/09/2013 5/09/2014 5/09/2015 5/09/2016 11/16/2017 11/16/2017 11/16/2017 11/16/2017 12/08/2014 12/08/2014 12/08/2014	22,427	$88,362	0	0

Senior V.P. Sharon Reynolds	880 880 880 1,400 1,400 1,400 1,520 1,520 1,520 8,333	1,400 1,400 1,520 8,333 8,333	0	2.50 2.50 2.50 1.50 1.50 1.50 1.50 1.50 1.21 2.25 3.00 4.00 3.00 3.00 3.00	8/24/2010 8/24/2011 8/24/2012 5/09/2012 5/09/2013 5/09/2014 5/09/2015 5/09/2016 11/16/2017 11/16/2017 11/16/2017 11/16/2017 12/08/2014 12/08/2014 12/08/2014	20,986	$82,685	0	0
Vice-Chairman & Chief Acquisitions Officer Christopher Brogdon	100,000	100,000 100,000	0	3.00 4.00 5.00	9/24/2009 9/24/2010 9/24/2011	200,000	$788,000	0	0
Secretary Carol Groeber	880 880 880 1,400 1,400 1,400 1,520 1,520 1,520 8,333	1,400 1,400 1,520 8,333 8,333	0	2.50 2.50 2.50 1.50 1.50 1.50 1.50 1.50 1.21 2.25 3.00 4.00 3.00 3.00 3.00	8/24/2010 8/24/2011 8/24/2012 5/09/2012 5/09/2013 5/09/2014 5/09/2015 5/09/2016 11/16/2017 11/16/2017 11/16/2017 11/16/2017 12/08/2014 12/08/2014 12/08/2014	20,986	$82,685	0	0

* Subject to the proposed amendment described above, Warrants vesting in 2010 through 2012 are exercisable at a price equal to the greater of (i) the average closing price of  the Company’s common stock on NYSE-Amex exchange during the month of January each year or (ii) $3.00.

Director Compensation

The following Director Compensation table sets forth information regarding compensation paid to our non-employee directors.  Directors who are employed by us do not receive any compensation for their board activities.

DIRECTOR COMPENSATION – 2009(1)

Name	Fees earned or paid in cash	Stock awards	Option awards	Non-equity incentive plan compensation	Change in pension value and non-qualified deferred compensation earnings	All other compensation	Total
Philip S. Radcliffe	$11,500	$12,905	$4,228	-	-	$3,182	$31,815
Laurence E. Sturtz	$6,000	$25,427	$8,330	-	-	$1,513	$41,270
Jeffrey Levine	$5,000	$8,120	$2,660	-	-	-	$15,780
Peter J. Hackett	$17,500	$2,320	$760	-	-	-	$20,580
Joshua J. McClellan	$-	-	-	-	-	-	$-
Boyd P. Gentry	$-	-	-	-	-	-	$-

(1) Messrs. Tenwick and Wade are Executive Officers and do not appear on this table and receive no director compensation.

The following discloses the aggregate number of stock option awards outstanding for all directors:

Mr. Tenwick – 4,800 options exercisable at $2.50 per share, 6,000 options exercisable at $1.50 per share, 3,000 warrants each to purchase one share of common stock at $2.50, 94,567 warrants at $1.21 per share, 94,567 warrants at $2.25 per share and 94,567 warrants at $3.00 per share all exercisable within 60 days of  March 31, 2010.

Mr. Wade - 4,800 options exercisable at $2.50 per share, 6,000 options at $1.50 per share, 40,000 warrants each to purchase one share of common stock at $2.50, 2,000 warrants at $2.50, 50,866 warrants at $1.21, 50,866 warrants at $2.25 and 50,866 warrants at $3.00 per share all exercisable within 60 days of March 31, 2010.

Mr. Radcliffe – 1,200 options exercisable at $2.50 per share, 4,200 options at 1.50 per share, 1,000 warrants each to purchase one share of common stock at $2.50 per share, 4,450 warrants at $1.21 per share, 4,450 warrants at $2.25 per share and 4,450 warrants at $3.00 per share all exercisable within sixty (60) days of March 31, 2010.

Mr. Sturtz – 8,000 options exercisable at $2.50 per share, 4,200 options at $1.50 per share, 4,000 warrants at 2.50 per share, 8,768 warrants at $1.21 per share, 8,768 warrants at $2.25 per share and 8,768 warrants at $3.00 per share all exercisable within 60 days of March 31, 2010.

Mr. Levine – 2,106 warrants which are exercisable at $2.50 per share and 4,200 options exercisable at 1.50 per share, 2,800 warrants at $1.21 per share, 2,800 warrants at $2.25 per share and 2,800 warrants at $3.00 per share all exercisable within 60 days of March 31, 2010.

Mr. Hackett - 2,000 warrants which are currently exercisable at $2.50 per share, 4,200 options exercisable at 1.50 per share, 800 warrants at $1.21 per share, 800 warrants at $2.25 per share and 800 warrants at $3.00 per share all exercisable within 60 days of March 31, 2010.

Mr. Brogdon - 475,500 warrants which are currently exercisable by Ms. Brogdon (his spouse) at $2.50 per share, 85,392 warrants which are currently exercisable by Christopher Brogdon at $2.50 per share, 100,000 warrants which are currently exercisable by Christopher Brogdon at $3.00 per share and 113,900 warrants which are currently exercisable by Ms. Brogdon at $2.50 for the benefit of a minor child.

 Non-Employee Director Reimbursement

Non-employee directors are reimbursed for travel and other out-of-pocket expenses connected to Board travel.

RATIFICATION OF REGISTERED INDEPENDENT PUBLIC ACCOUNTING FIRM

Battelle & Battelle LLP served as the registered independent public accounting firm for us for 2009 and throughout the periods covered by our financial statements.  Representatives of Battelle & Battelle LLP are not expected to attend the Annual Meeting of Shareholders in order to respond to appropriate questions from shareholders, and they will not have the opportunity to make a statement.

THE BOARD UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” THE RATIFICATION OF BATELLE & BATELLE LLP AS THE COMPANY’S REGISTERED INDEPENDENT ACCOUNTING FIRM.

FEES OF THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

FOR THE YEAR ENDED DECEMBER 31, 2009

Audit Fees

The aggregate fees billed and to be billed by Battelle & Battelle LLP for professional services rendered for the audit of our annual financial statements and review of financial statements included in our Forms 10-K and 10-Q were $127,000 for 2009.

Additionally, there were $105,000 in audit related fees charged during 2009 consisting of fees for the audit of our HUD properties and additional services for accounting consultations and due diligence fieldwork related to a potential acquisition.

Pre-Approval Policy

The Audit Committee is required to pre-approval all auditing services and permitted non-audit services (including the fees and terms thereof) to be performed for us by our independent auditor and other registered public accounting firm, subject to the de minimis exceptions for non-audit services described in Section 10A(i)(1)(B) of the Securities Exchange Act of 1934 that are approved by the Audit Committee prior to completion of the audit.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 requires our officers, directors and greater than 10% shareholders to file reports of ownership and changes in ownership of our securities with the Securities and Exchange Commission (“SEC”).  Copies of the reports are required by SEC regulation to be furnished to us.  Based on our review of such reports, and written representations from reporting persons, we believe that all reporting persons complied with all filing requirements during the year ended December 31, 2009.

CERTAIN INFORMATION AND RELATED PARTY TRANSACTIONS

On January 1, 2005 Mr. Tenwick and Mr. Wade personally guaranteed a term loan in the amount of $1,650,000, which loan was used to acquire Assured Health Care Inc.  In consideration for these guarantees, Messrs. Tenwick and Wade each received warrants to acquire 40,000 shares of our common stock at a price of $2.50 per share exercisable until January 31, 2010.  Mr. Tenwick exercised his warrants in 2006.  Pursuant to shareholder approval on November 30, 2009, the expiration date of Mr. Wade’s warrants was extended to coincide with the expiration of Mr. Wade’s employment agreement on September 1, 2011.

SHAREHOLDER PROPOSALS FOR 2011 ANNUAL MEETING

Each year our Board of Directors submits its nominations for election of directors at the annual meeting of shareholders.  Other proposals may be submitted by the Board of Directors or the shareholders for inclusion in the proxy statement for action at the annual meeting.  Any proposal submitted by a shareholder for inclusion in the proxy statement for the annual meeting of shareholders to be held in 2011 must be received by us (addressed to the attention of the Secretary) on or before December 22, 2010.  Any shareholder proposal submitted outside the processes of Rule 14a-8 under the Securities Exchange Act of 1934 for presentation at our 2011 annual meeting will be considered untimely for purposes of Rule 14a-4 and 14a-5 if notice thereof is received by us after December 22, 2010.  To be submitted at the meeting, any such proposal must be a proper subject for shareholder action under the laws of the State of Ohio.

PROXY
ADCARE HEALTH SYSTEMS, INC.

Annual Meeting of Shareholders
June 4, 2010

The undersigned hereby appoints David A . Tenwick and Carol J. Groeber and each of them, with full power of substitution, as proxies for the undersigned to attend the Annual Meeting of Shareholders of AdCare Health Systems, Inc. (the “Company”) to be held at the corporate offices located at 5057 Troy Road, Springfield, Ohio 45502 at 10:00 a.m., EST, on June 4, 2010, and at any adjournment thereof, to vote and act with respect to all shares of the Company, which the undersigned would be entitled to vote, with all the power the undersigned would possess if present in person, as follows:

1.

RESOLVED,  that Article Fourth of the Company’s Articles of Incorporation be amended to read in its entirety as follows:

“FOURTH:  The number of shares which the corporation is authorized to have outstanding is: 30,000,000, divided into two classes consisting of (1) 29,000,000 shares, no par value, common, and (2) 1,000,000 shares of Serial Preferred, which Serial Preferred Shares may be issued for any purpose and for such consideration as may be fixed from time to time by the Board of Directors without further approval from the shareholders except where required by law.”

FOR

AGAINST

WITHHELD
 ☐

        ☐

           ☐

2.

RESOLVED, that pursuant to the Articles of Incorporation, as amended, and the Code of Regulations of the Company, the following persons be, and they hereby are, elected Directors of the Company, to serve for following terms or until their successors are duly qualified and elected:

Christopher Brogdon

3 Years

Peter J. Hackett

3 Years

Laurence E. Sturtz

3 Years

Jeffrey L. Levine

2 Years

Boyd P. Gentry

1 Year

Joshua J. McClellan

1 Year

FOR

AGAINST

WITHHELD

  ☐

        ☐

           ☐

Except, vote withheld from the following nominee(s):

__________________________________________________________________________________________________________________________________________________________________________________________

3.

To ratify the selection of our independent registered public accounting firm for the year ended December 31, 2009:

FOR

AGAINST

WITHHELD

  ☐

        ☐

           ☐

4.

To transact such other business as may properly come before the 2008 Annual Meeting of the Shareholders of the Company or any adjournment thereof:

FOR

AGAINST

WITHHELD

  ☐

        ☐

           ☐

This proxy when properly executed will be voted as specified by the shareholder.  If no specifications are made, the proxy will be voted FOR proposal 1 through 4.

Please date and sign your name below as it appears on your stock certificate.

Dated:

, 2010

Signature

Signature (if held jointly)

SWJ/846370.4

078198.001